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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 25, 2004
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
               as Depositor and Certificate Administrator under an
                      Amended and Restated Trust Agreement
                          dated as of February 26, 2004
                          providing for the issuance of

                                  $414,498,021

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2004-RS1

             Delaware               333-103345             94-2528990

         (State or other            (Commission           (IRS Employer
         jurisdiction of           File Number)          Identification
          Incorporation)                                     Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555


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Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

     99.1 Materials prepared by Deutsche Bank Securities Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2004-RS1 (the "Certificates"). These materials are used by Bloomberg L.P. to create a model (the "Bloomberg Model") that allows prospective investors to generate hypothetical performance data with respect to the Certificates based on assumptions chosen by them regarding certain characteristics of the related mortgage loans. Access to the Bloomberg Model can be obtained by contacting Kumarjit Bhattacharyya at Deutsche Bank Securities Inc. at telephone number 212-250-2589.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2004

                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)


                                        By: /s/ David H. Zielke
                                        ----------------------------------------
                                        David H. Zielke
                                        First Vice President and Counsel
                                        (Authorized Officer)


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